SUPPLEMENT DATED MARCH 31, 2008 TO THE

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

DATED MAY 1, 2007

On February 21, 2008, the Board of Trustees of the First Investors Life Series Funds approved the deletion of the secondary investment objective of the First Investors Life Series High Yield Fund (“Fund”).  Effective May 1, 2008, the Fund’s objective that appears on page 28 of the prospectus is restated as “The Fund seeks high current income.”

For assistance or more information, shareholders can contact their registered representative or contact the Fund’s transfer agent, Administrative Data Management Corp., Raritan Plaza 1, Edison, New Jersey 08837-3620 or call toll free 1-800-423-4026.

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